Exhibit 10.7

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT NO. 1

TO AMENDED AND RESTATED VENDOR AGREEMENT

This Amendment No. 1 (“Amendment”), effective as of August        , 2015, is made to that certain Amended and Restated Vendor Agreement (the “Agreement”), dated December 23, 2014, by and between American Well Corporation a Delaware corporation (“American Well”) and Anthem, Inc., an Indiana corporation (“Anthem”), on behalf of itself and its affiliates. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Agreement.

WHEREAS, Anthem and American Well desire to amend Exhibit D to the Agreement to correctly reflect their respective commitments.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the Parties agree as follows:

I. Amendment.

(a) A new paragraph is added to Section 1 of Exhibit D to the Agreement immediately following the second paragraph within this Section as follows:

“Anthem will pay Vendor a license fee in the amount of [***] in consideration of the provision of the American Well System during 2016. Anthem may prepay the 2016 license fee for an aggregate of [***] if such payment is made prior to December 31, 2015. This represents a [***] discount.”

(b) The fourth and fifth paragraphs of Section 1 of Exhibit D are hereby deleted in their entirety and replaced with the following:

“The foregoing fees cover (i) licensing of American Well System for use by up to [***] Covered Individuals in 2014, [***] Covered Individuals in 2015 and [***] Covered Individuals in 2016, (ii) services from all Vendor third party vendors whose products are used in the American Well System (except Transfirst), and (iii) the hosting, support (which includes product upgrades), and maintenance services set forth in Exhibit C herein. In the event that Anthem makes the American Well System available to more than [***] Covered Individuals at any point in 2015, it shall pay an additional fee equal to [***] multiplied by the fraction that results from (i) a numerator equal to the number of days remaining in 2015 on the date the Service is made available to more than [***] Covered Individuals and (ii) a denominator equal to 365. The additional fee will be due and payable regardless of whether Anthem has prepaid its 2015 License Fee. In the event that Anthem makes the American Well System available to more than [***] Covered Individuals at any point in 2016, the parties will promptly meet in good faith to negotiate a corresponding increase in the license fee for 2016.

Licenses Fees for 2017 and any Renewal Term will be negotiated in good faith prior to July 30, 2016 and incorporated into this Agreement via amendment. In the event that the parties cannot agree to the license fees for 2017 prior to October 1, 2016, then either party may terminate this Agreement immediately upon providing written notice to the other. In the event of such a termination, Anthem shall not be entitled to repayment of any pre-paid fees hereunder.”

(c) A new Section 11 is added to Exhibit D to the Agreement as follows:

“11. Market Adoption. In the event that the utilization and penetration of LiveHealth Online is below plan in 2016 and Anthem is subsequently forced to decrease its list pricing for the service, then the parties will meet within 30 days following the quarter end to negotiate in good faith a corresponding decrease in the fees charged to Anthem hereunder.”

II. No Other Modification. Except as modified and amended herein, all other terms and provisions of the Agreement will remain in full force and effect.

III. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the day and year above written.

ANTHEM, INC.		AMERICAN WELL CORPORATION

Signature:	/s/ Wayne S. DeVeydt	Signature:	/s/ Danielle Russella
Print Name:	Wayne S. DeVeydt	Print Name:	Danielle Russella
Title:	EVP & Chief Financial Officer	Title:	EVP, Customer Solutions

	9/30/2015 | 6:03 AM PT		9/29/2015 | 1:14 PM PT

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